                                                                  EXHIBIT 10.24


                                      Note

$600,000                                          Euclid, Ohio  1-8-02
                                                               ----------------
                                                                     (Date)

Radio Metrix Inc., after date for value received, promises to pay SDR Metro Inc., an Ohio corporation, the sum of Six Hundred Thousand Dollars ($600,000), with interest at the rate of eight per cent (8%) per annum, payable quarterly, with principal due in one installment at the end of the twenty-fourth
(24th) month from the date hereof;

AND SUBJECT TO: (I) COMPLIANCE BY SDR METRO INC. AND BRENT SIMON, WITH THE TERMS AND CONDITIONS OF THE AGREEMENT ENTERED INTO BY AND BETWEEN THEM AND RADIO METRIX INC. ON OCTOBER 9, 2000; AND (II) WRITTEN NOTICE OF DEFAULT OF THIS NOTE, PROVIDED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, SENT TO STEPHEN A. MICHAEL, PRESIDENT, 4400 INDEPENDENCE COURT, SARASOTA, FLORIDA 34234 AND SEPARATELY BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SAMUEL S. DUFFEY, CHAIRMAN, 4400 INDEPENDENCE COURT, SARASOTA, FLORIDA 34234, PROVIDING NOTICE OF DEFAULT AND TEN (10) CALENDAR DAYS WITHIN WHICH RADIO METRIX INC. MAY CURE SAID DEFAULT, RADIO METRIX INC. DOES HEREBY AUTHORIZE ANY ATTORNEY AT LAW TO APPEAR FOR RADIO METRIX INC. IN AN ACTION ON THE ABOVE NOTE, AT ANY TIME AFTER SAID NOTE BECOMES DUE, IN ANY COURT OF RECORD SITUATED IN THE COUNTY WHERE RADIO METRIX INC. THEN RESIDES OR IN THE COUNTY WHERE RADIO METRIX INC. SIGNED THIS WARRANT AND BEING IN THE UNITED STATES, TO WAIVE THE ISSUING AND SERVICE OF PROCESS, AND CONFESS A JUDGMENT IN FAVOR OF THE LEGAL HOLDER OF THE ABOVE AGAINST RADIO METRIX INC., FOR THE AMOUNT THAT MAY THEN BE DUE THEREON, WITH INTEREST AT THE RATE THEREIN MENTIONED, AND COSTS OF SUIT, AND TO WAIVE AND RELEASE ALL ERRORS IN SAID PROCEEDINGS AND THE RIGHT OF APPEAL FROM THE JUDGMENT RENDERED.

WARNING: BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU OR YOUR EMPLOYER REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON ITS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.

                                      Radio Metrix Inc.



                                      By:   /s/ Stephen A. Michael, President
                                          -------------------------------------
                                            Stephen A. Michael, Its: President

         The rights of the parties hereunder shall, in the event of default hereof, be governed by the Remedy upon Default Agreement executed on even date by SDR Metro Inc. and Radio Metrix Inc.


Radio Metrix Inc.                        SDR Metro Inc.



By: /s/ S. A. Michael, President         By: /s/ David L. E. Jones, President
    ------------------------------           ----------------------------------
    Stephen A. Michael

As Its: President                        As Its: President